Exhibit 99.6

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements No. 33-36981, No. 33-91196, No. 333-33305, No. 333-60665, No. 333-64498, No. 333-69042, No. 333-82192, No. 333-82194, No. 333-116476, No. 333-120294, No. 333-128363, No. 333-128364, and No. 333-132178 of our report dated May 18, 2006 (August 22, 2006 as to the change in operating segments described in Note 14), related to the financial statements of Alliant Techsystems Inc. appearing in this Current Report on Form 8-K dated August 23, 2006.

/s/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota

August 22, 2006